UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                    ________


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                               SEPTEMBER 14, 2009
                ________________________________________________
                Date of Report (Date of earliest event reported)


                        AMERICAN EXPLORATION CORPORATION
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


            NEVADA                    333-141060                  98-0518266
____________________________   ________________________      ___________________
(State or other jurisdiction   (Commission File Number)         (IRS Employer
       of incorporation)                                     Identification No.)


                      407 2ND ST SW
                        SUITE 700
                CALGARY, ALBERTA, CANADA                    T2P 2Y3
        ________________________________________           __________
        (Address of principal executive offices)           (Zip Code)


                                 (403) 735-5009
               __________________________________________________
               Registrant's telephone number, including area code


                                       N/A
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425  under  the  Securities  Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12  under  the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


                                    ________



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SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective on September 14, 2009, the Board of Directors of American Exploration Corporation, a Nevada corporation (the "Company"), authorized the execution of a letter agreement (the "Letter Agreement") with Mainland Resources Inc., a Nevada corporation ("Mainland Resources") to jointly develop contiguous acreage located in Mississippi (the "Joint Development Project"). In accordance with the terms and provisions of the Letter Agreement: (i) the Company has agreed to commit approximately 5,000 net acres and Mainland Resources has agreed to commit approximately 8,200 net acres to the Joint Development Project; (ii) Mainland Resources shall be the operator of the Joint Development Project; (iii) Mainland Resources has agreed to pay 80% of the initial well drilling and completion costs to earn a 51% working interest in the well and the total Joint Development Project; and (iv)the Company has agreed to to pay 20% of the initital well drilling and completetion costs to earn a 49% working interest in the well and the total Joint Development Project. In further accordance with the terms and provisions of the Joint Development Project, future costs, including drilling and completions, for oil and gas activities of the net acreage in the Joint Development Project will be split of a 51%/49% basis between Mainland Resources and the Company, respectively.

Mainland Resources must acquire the acreage committed to the Joint Development Project from an unrelated third party on or before October 15, 2009 or the Letter Agreement terminates and is no longer in force and effect.


SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL  STATEMENTS OF BUSINESS  ACQUIRED.

    Not applicable.

(B) PRO FORMA FINANCIAL INFORMATION.

    Not applicable.

(C) SHELL COMPANY TRANSACTION.

    Not applicable.

(D) EXHIBITS.

    99.1 Press Release of American Exploration Corporation dated September 17, 2009.


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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     AMERICAN EXPLORATION CORP.


Date: September 21, 2009.


                                     /s/ STEVEN HARDING
                                     ________________________________________
                                     Name:  Steven Harding
                                     Title: President/Chief Executive Officer



















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